LEGG MASON EQUITY FUNDS

                          Legg Mason Value Trust, Inc.
                    Legg Mason Special Investment Trust, Inc.
                   Legg Mason American Leading Companies Trust
                            Legg Mason Balanced Trust
                Legg Mason U.S. Small-Capitalization Value Trust
                       Legg Mason Financial Services Fund

   Supplement to the Primary Class and Class A Prospectus dated August 1, 2003


The fourth paragraph of the section entitled "Other" beginning on Page 41 of the prospectus is replaced in its entirety with the following:

       Federal regulations require all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you sign your account application, you may be asked to provide additional information in order for the funds to verify your identity in accordance with these regulations. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations.

       Each fund reserves the right to refuse any client or reject any purchase order for shares (including exchanges) for any reason. In particular, because the funds are not designed to serve as a vehicle for frequent trading in response to short-term fluctuations in the securities markets, each fund reserves the right to restrict or reject purchases of shares (including exchanges) without prior notice when the fund detects a pattern of excessive trading. Although shareholder transactions are monitored for certain patterns of excessive trading activity, there can be no assurance that all such trading activity can be identified, prevented or terminated.

       Each fund also reserves the right to:

o        suspend the offering of shares for a period of time;

o        change its minimum investment amounts; and

o delay sending out redemption proceeds for up to seven days if, in the judgment of the adviser, the fund could be adversely affected by immediate payment. The fund may delay redemptions beyond seven days, or suspend redemptions, only as permitted by the Securities and Exchange Commission ("SEC").

The paragraph being replaced begins with: "Each fund reserves the right to:" and includes the subsequent three bullet pointed phrases.

                                    * * * * *


The third and fourth paragraphs of the section entitled "Exchange privilege" beginning on Page 43 of the prospectus are replaced in their entirety with the following:

       Each fund reserves the right to terminate or modify the exchange privilege after 60 days' written notice to shareholders.


                     This supplement is dated May 5, 2004.
  You should retain this supplement with your prospectus for future reference.